THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. When considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant, independent financial adviser or other professional adviser who, if you are taking advice in Ireland, is authorised or exempted under the Investment Intermediaries Act, 1995 or the Stock Exchange Act, 1995.

Goodbody Corporate Finance, which is regulated by the Central Bank of Ireland, is acting exclusively for Hertal and for no-one else in connection with the Offer and will not be responsible to anyone other than Hertal for providing the protections afforded to clients of Goodbody Corporate Finance or for providing advice in relation to the Offer, the contents of this document or any transaction or arrangement referred to herein.

JP Morgan, which is regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for Hertal as financial adviser (within the meaning of the Rules of the Financial Services Authority) and for no one else in connection with the Offer or any other material described herein and will not be responsible to anyone other than Hertal for providing the protections afforded to clients of JPMorgan or for providing advice in relation to the Offer, or any matter described herein.

                               -----------------

                             LETTER OF TRANSMITTAL

              To Accept the Offer for American Depositary Shares
                   Evidenced by American Depositary Receipts
                    Pursuant to the Recommended Cash Offer
                                      by

                          GOODBODY CORPORATE FINANCE

                                      and

                                J.P. MORGAN PLC

                                 on behalf of

                            HERTAL ACQUISITIONS PLC

                          and (in the United States)

                                      by

                            HERTAL ACQUISITIONS PLC

                                      for

                              RIVERDEEP GROUP PLC

   THERE WILL BE AN INITIAL  OFFER PERIOD WHICH WILL EXPIRE AT 3.00 P.M.  (IRISH
   TIME), 10.00 A.M (NEW YORK CITY TIME), ON 24 FEBRUARY 2003 UNLESS EXTENDED (THE "INITIAL OFFER PERIOD"). AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED OR, WHERE PERMITTED, WAIVED, THE OFFER MAY BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS (THE "SUBSEQUENT OFFER PERIOD"). HOLDERS OF AMERICAN DEPOSITARY SHARES OF RIVERDEEP GROUP PLC ("RIVERDEEP"), EACH REPRESENTING SIX RIVERDEEP SHARES ("RIVERDEEP ADSs" AND, TOGETHER WITH THE ORDINARY SHARES OF RIVERDEEP, "RIVERDEEP SECURITIES") WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER IN ACCORDANCE WITH THE TERMS SET OUT IN PARAGRAPH 6 OF PART B OF APPENDIX I TO THE OFFER DOCUMENT DATED 3 FEBRUARY 2003 ("OFFER DOCUMENT")

If you have sold or otherwise transferred all your Riverdeep ADSs (as defined below), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents must not be distributed, forwarded or otherwise transmitted in or into Australia, Canada, Japan or any other jurisdiction where it would be unlawful to do so.

The Offer is not being made, in or into and may not be accepted in or from Australia, Canada, Japan or any other jurisdiction where it would be unlawful to do so. Holders of Riverdeep ADSs with registered addresses outside Ireland and the United States are referred to paragraph 9 of Part B of Appendix I to the accompanying Offer Document. All persons who may have an obligation to, or may otherwise intend to, forward this Letter of Transmittal and the accompanying Offer Document to any jurisdiction outside Ireland and the United States should read further details in this regard which are contained in paragraph 9 of Part B of Appendix I to the accompanying Offer Document before taking any action. To accept the Offer, Riverdeep Shareholders must complete the Form of Acceptance (rather than this Letter of Transmittal) in accordance with the instructions printed on it or comply with the instructions in the Form of Acceptance applicable to CREST transfers.

                          DESCRIPTION OF RIVERDEEP ADSs TENDERED
--------------------------------------------------------------------------------------------------
Name(s) & Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)                  ADS(s) Tendered
            appear(s) on ADR(s))                    (Attach additional list if necessary)
--------------------------------------------------------------------------------------------------
                                                                           Total
                                                                         Number of
                                                                           ADSs       * Number of
                                                         ADR            represented      ADSs
                                                      Number(s)          by ADR(s)     Tendered
                                                 -------------------------------------------------
                                                 -------------------------------------------------

                                                 -------------------------------------------------
                                                 Total Number of ADSs
--------------------------------------------------------------------------------------------------
    * Unless otherwise indicated, it will be assumed that all Riverdeep ADSs evidenced by American
      Depositary Receipts ("Riverdeep ADRs") delivered to the US Depositary are being tendered.

    See Instruction 4.

                      The US Depositary for the Offer is:

                    Computershare Trust Company of New York

By Mail:                   By Overnight Courier:      By Hand:

Wall Street Station        Wall Street Plaza          Wall Street Plaza
P.O. Box 1010              88 Pine Street, 19th Floor 88 Pine Street, 19th Floor
New York, NY 10268-1010,   New York, NY 10005,        New York, NY 10005,
USA                        USA                        USA

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS OF RIVERDEEP ADSs EVIDENCED BY RIVERDEEP ADRs WHO WISH TO ACCEPT THE OFFER MAY ELECT TO RECEIVE HERTAL SHARES (AS DEFINED IN THE OFFER DOCUMENT) INSTEAD OF SOME OR ALL OF THE CASH CONSIDERATION TO WHICH THEY ARE ENTITLED PURSUANT TO THE PARTIAL SHARE ALTERNATIVE DESCRIBED IN THE OFFER DOCUMENT. IF THE PARTIAL SHARE ALTERNATIVE IS OVER-SUBSCRIBED ELECTIONS FOR THE PARTIAL SHARE ALTERNATIVE WILL BE SCALED BACK IN THE MANNER DESCRIBED IN THE OFFER DOCUMENT. IF YOU WISH TO ELECT TO RECEIVE HERTAL SHARES, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "PARTIAL SHARE ALTERNATIVE ELECTION" AND, IF YOU WISH TO RECEIVE HERTAL SHARES FOR LESS THAN ALL OF THE CASH CONSIDERATION TO WHICH YOU ARE ENTITLED, STATE THE NUMBER OF RIVERDEEP ADSs FOR WHICH YOU WISH TO RECEIVE HERTAL SHARES. THE PARTIAL SHARE ALTERNATIVE IS NOT BEING OFFERED IN, AND IT MAY NOT BE ACCEPTED IN OR FROM, AUSTRALIA, CANADA, JAPAN OR ANY OTHER JURISDICTION WHERE IT WOULD BE UNLAWFUL TO DO SO. THE HERTAL SHARES ISSUED PURSUANT TO THE PARTIAL SHARE ALTERNATIVE WILL NOT BE REGISTERED PURSUANT TO THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY UNITED STATES STATE OR JURISDICTION AND ONLY RESIDENTS IN THOSE UNITED STATES STATES AND JURISDICTIONS IN WHICH HERTAL SHARES MAY BE ISSUED WITHOUT REGISTRATION OR QUALIFICATION MAY ELECT FOR THE PARTIAL SHARE ALTERNATIVE.

THE HERTAL SHARES WHICH MAY BE ISSUED PURSUANT TO THE PARTIAL SHARE ALTERNATIVE HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER RELEVANT SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, RESOLD, DELIVERED OR TRANSFERRED, DIRECTLY OR INDIRECTLY, IN OR INTO ANY JURISDICTION WHERE IT WOULD BE UNLAWFUL TO DO SO EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE APPLICABLE REQUIREMENTS OF, SUCH JURISDICTIONS. THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY HERTAL SHARES IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SALE IS UNLAWFUL.

ACCEPTANCE OF THE OFFER IN RESPECT OF RIVERDEEP ORDINARY SHARES ("RIVERDEEP SHARES") (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY RIVERDEEP ADSs EVIDENCED BY RIVERDEEP ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold Riverdeep Shares that are not represented by Riverdeep ADSs, you should obtain a Form of Acceptance for accepting the Offer in respect of those Riverdeep Shares from the Information Agent or the Irish Receiving Agent. See Instruction 13 of this Letter of Transmittal.

This Letter of Transmittal is to be used only if Riverdeep ADRs evidencing Riverdeep ADSs are to be forwarded herewith. Receipt of a properly completed and duly executed Letter of Transmittal, Riverdeep ADRs and any other required documents by the US Depositary from Riverdeep ADS holders will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer by such holder with respect to the Riverdeep ADSs evidenced by such Riverdeep ADRs subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal. Capitalised terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

In accordance with the operating procedures of the Book-Entry Transfer Facility, Riverdeep ADSs held in book-entry form must be transferred into the US Depositary's account at the Book-Entry Transfer Facility by 5.00 p.m. (New York City time), on the business day immediately preceding the final day of the Initial Offer Period or Subsequent Offer Period, as applicable.

If a holder of Riverdeep ADSs wishes to accept the Offer and Riverdeep ADRs evidencing such Riverdeep ADSs are not immediately available, or if time will not permit all required documents to reach the US Depositary prior to the expiry of the Subsequent Offer Period, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Guaranteed delivery" in paragraph 1(i) of Part C of

Appendix I to the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

[_]CHECK THIS BOX ONLY IF RIVERDEEP ADRs REPRESENTING  RIVERDEEP ADSs IN RESPECT
   OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE
   FOLLOWING:

    Name(s) of Registered Holder(s)_____________________________________________

    Date of execution of Notice of Guaranteed Delivery__________________________

    Name of Institution that guaranteed delivery________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the Riverdeep ADSs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Riverdeep Shares represented thereby) specified in the box entitled "Description of Riverdeep ADSs Tendered" subject to the terms and conditions set forth in the Offer Document and this Letter of Transmittal, by informing Hertal in writing that the Offer has been so accepted. The undersigned hereby acknowledges that receipt by the US Depositary of this Letter of Transmittal, Riverdeep ADRs evidencing tendered Riverdeep ADSs and any other required documents to the US Depositary by a holder of Riverdeep ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's Riverdeep ADSs, upon the terms and subject to the conditions set forth in the Offer Document and this Letter of Transmittal.

The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and Hertal upon the terms and subject to the conditions set forth in the Offer Document and this Letter of Transmittal. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE RIVERDEEP ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE RIVERDEEP SHARES REPRESENTED BY SUCH RIVERDEEP ADSs MAY NOT BE MADE.

The undersigned hereby delivers to the US Depositary the above-described Riverdeep ADSs evidenced by Riverdeep ADRs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), becoming effective at the time that all conditions have been satisfied, fulfilled or, where permitted, waived (at which time Hertal will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to or upon the order of Hertal, all right, title and interest in and to all Riverdeep ADSs evidenced by Riverdeep ADRs with respect to which the Offer is being accepted (and any and all Riverdeep ADSs or other securities or rights issuable in respect of such Riverdeep ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Riverdeep ADSs (and any such other Riverdeep ADSs, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Riverdeep ADRs evidencing such Riverdeep ADSs (and any such other Riverdeep ADSs, securities or rights) together with all accompanying evidence of transfer and authenticity to, or upon the order of, Hertal or any person designated by Hertal, (b) present such Riverdeep ADRs evidencing such Riverdeep ADSs (and any such other Riverdeep ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Riverdeep ADSs (and any such other Riverdeep ADSs, securities or rights), all in accordance with the terms of the Offer.

The undersigned agrees that its execution hereof (together with any signature guarantees) and its receipt by the US Depositary shall constitute an authority to any director of Hertal, Goodbody Corporate Finance or JP Morgan with respect to any revision of the Offer in accordance with the terms set forth under "Revised Offer" in paragraph 7 of Part B of Appendix I to the Offer Document.

The undersigned agrees that effective from and after the date on which the Offer becomes or is declared unconditional in all respects: (a) Hertal or its agents shall be entitled to direct the exercise of any votes attaching to the Riverdeep Shares represented by any Riverdeep ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such Riverdeep Shares, including any right to requisition a general meeting of Riverdeep or of any class of its shareholders, and (b) the execution of this Letter of Transmittal by a holder of Riverdeep ADSs (together with any signature guarantees) and its receipt by the US Depositary shall constitute in respect of the Accepted ADSs: (i) an authority to Riverdeep or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a Riverdeep ADS holder to Hertal at its registered office; (ii) an authority to Hertal or its agents to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of the Accepted ADSs and/or to execute a form of proxy in respect of the Riverdeep Shares represented by the Accepted ADSs appointing any person nominated by Hertal to attend general meetings and separate class meetings of Riverdeep or its members (or any of them) (or any adjournments thereof) and to exercise the votes attaching to the Riverdeep Shares represented by such Accepted ADSs on his or her behalf, such votes to be cast so far as possible to satisfy any outstanding condition to the Offer or otherwise as Hertal or its agents see fit; (iii) the agreement of the undersigned not to exercise any such rights without the consent of Hertal and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of Riverdeep in respect of the Riverdeep Shares represented by such Accepted ADSs; (iv) the agreement of the undersigned that such holder irrevocably appoints any person authorised by Hertal as his or her attorney to take such actions and execute such documents as Hertal may reasonably deem necessary or desirable to give effect to Hertal's acceptance of the tender of the undersigned's Riverdeep ADSs for the purposes contemplated by the Offer; and (v) the irrevocable appointment of any director of Hertal, Goodbody Corporate Finance or JP Morgan as the attorney and/or agent of the undersigned, and an irrevocable instruction to the attorney and/or agent to complete and execute all or any form(s) of transfer and/or other document(s) at the discretion of the attorney and/or agent in relation to the Accepted ADSs in favour of Hertal or such other person or persons as Hertal or its agents may direct and to deliver such form(s) of transfer and/or other document(s) in the attorney's discretion and/or the certificate(s) and/or other document(s) of title relating to such Accepted ADSs for registration within six months of the Offer becoming unconditional in all respects and to execute all such other documents and to do all such other acts and things as may in the opinion of such attorney be necessary or expedient for the purpose of, or in connection with, the acceptance of the Offer and to vest in Hertal or its nominees such Accepted ADSs or the Riverdeep Shares represented by such Accepted ADSs.

The execution of this Letter of Transmittal by a holder of Riverdeep ADSs (together with any signature guarantees) and its receipt by the US Depositary shall constitute in respect of the Accepted ADSs: (i) the irrevocable appointment of the US Depositary as the agent of the undersigned and an irrevocable instruction and authority to the ADS Depositary and the ADS Custodian, subject to the undersigned's tendered Riverdeep ADSs having been accepted for purchase, to take such steps as are required to procure the registration of the tendering holder of Riverdeep ADSs as the registered holder of the Riverdeep Shares represented by such Riverdeep ADSs and to execute and deliver to the Irish Receiving Agent a Form of Acceptance (and all or any form(s) of transfer and/or other document(s)) with respect to the Riverdeep Shares represented by such tendering holder's Riverdeep ADSs; and (ii) an irrevocable acknowledgment by the undersigned that (1) payment by Hertal for the undersigned's Riverdeep ADSs shall constitute payment for the Riverdeep Shares represented by such Riverdeep ADSs and (2) save as provided above none of the undersigned, the US Depositary, the ADS Depositary, the ADS Custodian or any other person shall be entitled to receive any consideration under the Offer in connection with the execution and delivery of a Form of Acceptance with respect to the Riverdeep Shares represented by such Riverdeep ADSs.

The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the Riverdeep ADSs (and the right to receive the Riverdeep Shares represented by such Riverdeep ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Riverdeep ADSs, securities or rights issued or issuable in respect of such ADSs) and, when the same are purchased by Hertal, Hertal will acquire good title thereto, free from all liens, charges, equities, encumbrances, and other interests and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all amounts payable to a holder thereof in respect of dividends, interest and other distributions, if any, declared, made or paid with respect to the Riverdeep Shares represented by the Riverdeep ADSs. The undersigned will, upon request, execute any additional documents reasonably considered by Hertal or the US Depositary to be necessary or desirable to complete the sale, assignment and transfer of the Riverdeep ADSs in respect of which the Offer is being accepted (and any such other Riverdeep ADSs, securities or rights).

All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of Riverdeep ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or certificates for Hertal Shares and/or return, or cause to be returned, any Riverdeep ADRs evidencing Riverdeep ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Riverdeep ADSs Tendered". In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Riverdeep ADRs evidencing Riverdeep ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. The undersigned recognises that the US Depositary will not transfer any Riverdeep ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

You are entitled to elect to receive the cash due to you in respect of the Accepted ADSs in US Dollars or Euro by ticking the relevant box under the heading "Currency of Cash Consideration". If you do not so elect Hertal will deliver Euro to you for the Accepted ADSs. The amount of Euro so delivered will be determined by reference to the relevant prevailing US$/(Euro) exchange rate on the date the Offer becomes or is declared unconditional in all respects.

If you wish to receive Hertal Shares instead of part or all of your cash consideration, please check the box marked "Partial Share Alternative Election." If you check the box, you must indicate the number of Riverdeep ADSs for which you are electing for the Partial Share Alternative. If you do not indicate the number of Riverdeep ADSs for which you are electing for the Partial Share Alternative, or if you insert a number greater than the number of Riverdeep ADSs tendered, you will be deemed to have elected for the Partial Share Alternative for the total number of Riverdeep ADSs tendered. By electing for the Partial Share Alternative, the undersigned hereby represents and warrants that he or she
(i) is electing for the Partial Share Alternative from outside any jurisdiction where it would be unlawful to elect for the Partial Share Alternative or where relevant securities laws would require registration or qualification of Hertal Shares and (ii) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent is an authorized employee of such principal or such principal has given any instructions with respect to the Partial Share Alternative from outside any jurisdiction where it would be unlawful to elect for the Partial Share Alternative or where relevant securities laws would require registration or qualification of Hertal Shares. By electing for the Partial Share Alternative, the undersigned also acknowledges that delivery of the Hertal Shares will be made by the registrar therefor and not by or through the US Depositary and that neither the US Depositary, its affiliates nor agents shall be responsible in any way for the delivery of the Hertal Shares or any other matter related thereto or arising therefrom. The Partial Share Alternative is being offered solely to current Riverdeep Securityholders who have no entitlement to renounce it in favour of any third party or third parties.

Please refer to paragraph 2 of Part C of Appendix I to the Offer Document, If you are unable to give the representations and warranties required by that paragraph, you must put "NO" in the box marked "Certain Overseas Holders of Riverdeep Securities." If you do not put "NO" in such box, you will be deemed to have given such representations and warranties.

SUBJECT TO THE TERMS AND CONDITIONS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL RIVERDEEP ADRs EVIDENCING THE RIVERDEEP ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

[_] CHECK THIS BOX IF ANY RIVERDEEP ADRs EVIDENCING RIVERDEEP ADSs THAT YOU OWN
    HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

    Number of RIVERDEEP ADSs evidenced by the lost, stolen or destroyed
    RIVERDEEP ADRs:                                      [GRAPHIC]



                         SPECIAL PAYMENT Instructions
                       (See Instructions 1, 5, 6 and 7)

[_] Check box ONLY if the check for the purchase and/or certificates for Hertal
    Shares with respect to Riverdeep ADSs purchased are to be sent to someone other than the undersigned.

Issue to:

Name:___________________________________________________________________________

Address:________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  (Tax identification or Social Security No.)
                   (See Substitute Form W-9 included herein)


                         SPECIAL DELIVERY Instructions
                       (See Instructions 1, 5, 6 and 7)

[_]Check box ONLY if the check for the purchase price and/or certificates for Hertal Shares with respect to Riverdeep ADSs purchased and/or Riverdeep ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name:_____________________________________________________________________

Address:__________________________________________________________________

--------------------------------------------------------------------------------


                      PARTIAL SHARE ALTERNATIVE ELECTION
                              (See Instruction 8)

[_]Check this box ONLY if you wish to receive Hertal Shares instead of part or all of your cash consideration. If you do check this box, you must indicate, in the space provided below, the number of Riverdeep ADSs for which you are electing for the Partial Share Alternative. If you do not indicate in the space provided below the number of Riverdeep ADSs for which you are electing for the Partial Share Alternative, or if you insert a number greater than the number of Riverdeep ADSs tendered, you will be deemed to have elected for the Partial Share Alternative for the total number of Riverdeep ADSs tendered.

   Number of Riverdeep  ADSs for which you are  electing  for the Partial  Share
   Alternative:

   THE PARTIAL SHARE ALTERNATIVE IS NOT BEING OFFERED IN, AND IT MAY NOT BE ACCEPTED IN OR FROM AUSTRALIA, CANADA OR JAPAN OR ANY OTHER JURISDICTION WHERE IT WOULD BE UNLAWFUL TO DO SO

                           CERTAIN OVERSEAS HOLDERS
                               OF RIVERDEEP ADSs

[_]Only put "NO" in this box if you are UNABLE to give the representations and warranties set out in paragraph 2 of Part C of Appendix I to the Offer Document.

                        CURRENCY OF CASH CONSIDERATION

                  US Dollars  [_]               Euro  [_]


                                    SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

  AUTHORISED SIGNATURE__________________________________________________________

  AUTHORISED SIGNATURE__________________________________________________________
                           (Signature(s) of Owner(s))

  Date______________________________________

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Riverdeep ADR(s) evidencing the Riverdeep ADS(s) or by person(s) to whom Riverdeep ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

  Name(s)_______________________________________________________________________
                             (Please Type or Print)

  Capacity (full title)_________________________________________________________

  Address_______________________________________________________________________

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                              (Include Postal Code)

  Telephone Number (including International code)_______________________________

  Tax identification or Social Security No._____________________________________

                             GUARANTEE OF SIGNATURES
                           (See Instructions 1 and 5)

  AUTHORISED SIGNATURE__________________________________________________________

  Name__________________________________________________________________________
                             (Please Type or Print)

  Title_________________________________________________________________________

  Name of Firm__________________________________________________________________

  Address_______________________________________________________________________

  Telephone Number (including international code)_______________________________

  Date__________________________________________________________________________

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the Riverdeep ADSs evidenced by Riverdeep ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (b) the Offer is being accepted in respect of such Riverdeep ADSs for the account of an Eligible Institution (as defined below). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

2. Delivery of Letter of Transmittal and Riverdeep ADRs. This Letter of Transmittal is to be completed only if Riverdeep ADRs evidencing Riverdeep ADSs are to be forwarded herewith. Riverdeep ADRs evidencing Riverdeep ADSs, as well as a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at its address set forth herein. If Riverdeep ADRs are forwarded to the US Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Riverdeep ADS holders whose Riverdeep ADRs are not immediately available or who cannot deliver their Riverdeep ADRs and all other required documents to the US Depositary prior to the expiration of the Subsequent Offer Period may accept the Offer with respect to their Riverdeep ADSs by properly completing and duly executing the Notice of Guaranteed Delivery included herewith pursuant to the guaranteed delivery procedures set out under "Guaranteed delivery" in paragraph 1(i) of Part C of Appendix I to the Offer Document. Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Hertal must be received by the US Depositary prior to the expiration of the Subsequent Offer Period; and (c) Riverdeep ADRs evidencing the Riverdeep ADSs in respect of which the Offer is being accepted together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by this Letter of Transmittal, are received by the US Depositary within three Business Days after the date of execution of such Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF RIVERDEEP ADSs EVIDENCED BY RIVERDEEP ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF RIVERDEEP ADSs ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE US DEPOSITARY IF DELIVERY IS BY MAIL. REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED IN ALL CASES. SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent acceptance will be accepted and no fractional Riverdeep ADSs will be purchased. All accepting Riverdeep ADS holders, by execution of this Letter of Transmittal (or copy hereof), waive any right to receive any notice of the acceptance of their Riverdeep ADSs for payment.

3. Inadequate Space. If the space provided herein is inadequate, the serial numbers of the relevant Riverdeep ADRs and/or the number of Riverdeep ADSs should be listed on a separate schedule attached hereto.

4. Partial Acceptances. If the Offer is to be accepted in respect of less than all of the Riverdeep ADSs evidenced by any Riverdeep ADRs delivered to the US Depositary herewith, fill in the number of Riverdeep ADSs in respect of which the Offer is being accepted in the box entitled "Number of Riverdeep ADSs Tendered." In such case, and except where special delivery instructions are provided in the box marked "Special Delivery Instructions" a new Riverdeep ADR (or a direct registration statement) evidencing the remainder of the

Riverdeep ADSs (in respect of which the Offer is not being accepted) evidenced by the old Riverdeep ADR will be sent to the registered holder as promptly as practicable following the date on which the Riverdeep ADSs in respect of which the Offer has been accepted are purchased.

The Offer will be deemed to have been accepted in respect of all Riverdeep ADSs evidenced by Riverdeep ADRs received by the US Depositary unless otherwise indicated. In the case of partial acceptances, Riverdeep ADRs evidencing
Riverdeep ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Riverdeep ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the Riverdeep ADRs evidencing such Riverdeep ADSs without any change whatsoever.

If any of the Riverdeep ADSs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

If any of the Riverdeep ADSs in respect of which the Offer is being accepted are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Riverdeep ADSs.

If this Letter of Transmittal or any Riverdeep ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity such persons should so indicate when signing, and proper evidence satisfactory to Hertal of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered holder(s) of the Riverdeep ADSs listed and transmitted hereby, no endorsements of the Riverdeep ADRs evidencing such Riverdeep ADSs or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such Riverdeep ADRs or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Riverdeep ADSs listed, the Riverdeep ADRs evidencing such Riverdeep ADSs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such Riverdeep ADRs. Signatures on such Riverdeep ADRs or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. Hertal will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Riverdeep ADSs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if Riverdeep ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Riverdeep ADRs evidencing Riverdeep ADSs listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If the check for the purchase price and/or certificates for Hertal Shares are to be sent to a person other than the signatory of this Letter of Transmittal or if the check for the purchase price and/or certificate for Hertal Shares are to be sent and/or any Riverdeep ADRs evidencing Riverdeep ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than that person signing this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labelled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. No Hertal Share certificates will be posted or sent to addresses in any jurisdiction where it would be unlawful to do so.

8. The Partial Share Alternative. If you wish to receive Hertal Shares instead of part or all of your cash consideration, please check the box marked "Partial Share Alternative Election." If you do check the box, you must indicate the number of Riverdeep ADSs for which you are electing for the Partial Share Alternative. If you do not indicate the number of Riverdeep ADSs for which you are electing for the Partial Share Alternative, or if you insert a number greater than the number of Riverdeep ADSs tendered, you will be deemed to have elected for the Partial Share Alternative for the total number of Riverdeep ADSs tendered. The Partial Share Alternative is not being offered in, and it may not be accepted in or from any jurisdiction where it would be unlawful to do so. The Partial Share Alternative is being made to Riverdeep Securityholders only and may not be renounced in favour of any third party or third parties.

9. Waiver of Conditions. Except to the extent provided in the Offer Document, Hertal reserves the absolute right in its sole discretion to waive any of the conditions to the Offer in whole or in part, to the extent permitted by the Irish Takeover Rules.

10. Substitute Form W-9 and 30% US Backup Withholding. In order to avoid "backup withholding" of US federal income tax on any cash payment received upon the surrender of Riverdeep ADSs pursuant to the Offer, a Riverdeep ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 included with this Letter of Transmittal and certify, under penalties of perjury, that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) such holder has not been notified by the US Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the US Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part III of Substitute Form W-9). If a tendering holder of Riverdeep ADSs has been notified by the US Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) in
Part III (Certification) of the Substitute Form W-9, unless such holder has since been notified by the US Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Riverdeep ADSs to 30% US federal income tax withholding on the payment of the purchase price of all Riverdeep ADSs purchased from such holder.

If the tendering holder of Riverdeep ADSs has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should check the "TIN Applied For" box in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. Notwithstanding that the "TIN Applied For" box is checked (and the certification is completed), the US Depositary will withhold 30% on any cash payment of the purchase price for the Riverdeep ADSs made prior to the time it is provided with a properly certified TIN. If the correct TIN is not provided, a US$50 penalty may be imposed by the US Internal Revenue Service and cash payments made in exchange for the surrendered Riverdeep ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 30% of any payment made pursuant to the Offer. In addition, if a holder of Riverdeep ADSs makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a US$500 penalty may also be imposed by the US Internal Revenue Service. Certain criminal penalties (including fines and/or imprisonment) may also apply if a holder of Riverdeep ADSs falsifies a certification of affirmation.

Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may he applied for from the US Internal Revenue Service.

The TIN that is to be provided on the Substitute Form W-9 is that of the registered holder(s) of the Riverdeep ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the Riverdeep ADRs evidencing the Riverdeep ADSs. The TIN for an individual is his or her US social security number.

Exempt persons (including among others, corporations) are not subject to backup withholding. A non-US individual or non-US entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury certifying such person's non-US status. Form W-8 BEN can be obtained from the US Depositary. A Riverdeep ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If Riverdeep ADRs evidencing Riverdeep ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer Document, this Letter of
Transmittal,   the  Notice  of  Guaranteed   Delivery  and  the  Guidelines  for
Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to The Information Helpline (if calling from anywhere other than the United States) on the relevant telephone number set out on page 3 of the Offer Document or The Information Agent (if calling from within the United States) on the relevant telephone number set out on the last page of this Letter of Transmittal and on page 3 of the Offer Document).

12. Lost,  Destroyed or Stolen  Certificates.  If any Riverdeep  ADR  evidencing
Riverdeep ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of Riverdeep ADSs evidenced by such lost, destroyed or stolen Riverdeep ADR. You may also contact The Information Helpline (if calling from anywhere other than the United States) on the relevant telephone number set out on page 3 of the Offer Document or The Information Agent (if calling from within the United States) on the relevant telephone number set out on the last page of this Letter of Transmittal and on page 3 of the Offer Document), regarding lost Riverdeep ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Riverdeep ADR. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Riverdeep ADRs have been followed.

13. Holders of Riverdeep Shares Not Represented by Riverdeep ADSs. Holders of Riverdeep Shares have been sent a Form of Acceptance with the Offer Document and may not accept the Offer in respect of Riverdeep Shares pursuant to this Letter of Transmittal except insofar as those Riverdeep Shares are represented by Riverdeep ADSs. If any holder of Riverdeep Shares which are not represented by Riverdeep ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact The Information Helpline (if calling from anywhere other than the United States) on the relevant phone number set out on page 3 of the Offer Document or The Information Agent (if calling from within the United States) at the relevant telephone number set out on the last page of this Letter of Transmittal and on page 3 of the Offer Document.

Important: This Letter of Transmittal (or a copy hereof), properly completed and duly executed (together with any required signature guarantees and Riverdeep ADRs evidencing the Riverdeep ADSs tendered hereby and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer Document).

    PAYER'S NAME: Computershare Trust Company of New York as US Depositary

SUBSTITUTE                            Part I - Taxpayer Identification Number (TIN)
Form W-9
Department of the Treasury,           Please enter your correct number on the
Internal Revenue Service              appropriate line below. NOTE: If the account is
                                      more than one name, see the chart on the
                                      enclosed form, Guidelines for Certification of
                                      Taxpayer Identification Number on Substitute
                                      Form W-9, for guidance on which
Payer's Request for Taxpayer          number to enter:
Identification Number
and Certification                     Social Security Number  Or  Employer Identification Number

                                      ______________________      _______________________________

                                      If you do not have a TIN, see the instructions.
                                      If you have applied for a TIN or intend to
                                      apply for a TIN in the near future, check the
                                      box below.

                                                                         TIN Applied For [_]

--------------------------------------------------------------------------------------------------
                                      Part II - For Payees exempt from backup
                                      withholding, see instructions and
                                      complete as directed therein.
--------------------------------------------------------------------------------------------------
Part III Certification-Under penalties of perjury, I certify that:

1. The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a US person (including a US resident alien), and all other information provided on this form is true, correct and complete.

Certification instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax returns. Please indicate the taxpayer's name associated with the TIN if other than the first name appearing in the registration:

--------------------------------------------------------------------------------

----------------------------------
(Please Print)

Signature:________________________            Date______________________________


     NOTE:FAILURE TO COMPLETE THIS FORM MAY RESULT IN A US$50 PENALTY IMPOSED BY
          THE IRS AND BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     NOTE:YOU MUST COMPLETE THE FOLLOWING  CERTIFICATE IF YOU CHECKED THE BOX IN
          PART I OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number before the time of payment, 30% of all reportable cash payments made to me will be withheld until I provide a Taxpayer Identification Number.


             Signature_________________   Date______________________

The Letter of Transmittal and Riverdeep ADRs and any other required documents should be sent or delivered by each holder or such holder's broker, dealer, commercial bank, trust company or other nominee to the US Depositary at its address set forth below.

                      The US Depositary for the Offer is:

                    Computershare Trust Company of New York

                                   By Mail:

                             Wall Street Station,
                                P.O. Box 1010,
                            New York, NY 10268-1010

                             By Overnight Courier:

                              Wall Street Plaza,
                         88 Pine Street, 19th Floor
                              New York, NY 10005

                                   By Hand:

                               Wall Street Plaza
                         88 Pine Street, 19th Floor,
                              New York, NY 10005

                    The Information Agent for the Offer is:
                           MacKenzie Partners, Inc.
              Call Toll Free in the United States: (800) 322-2885
               Call collect in the United States: (212) 929-5500